Exhibit 99.1

A PLACE WE CALL home…

I First Interstate BancSystem

Montana Bank Tour

August 18, 2011

Billings, Montana

I First Interstate BancSystem

Montanta Bank Tour

Ms. Marcy Mutch

Investor Relations Officer

investor.relations@fib.com 406-255-5322

I First Interstate BancSystem

Safe Harbor

This presentation contains forward-looking statements by First Interstate BancSystem, Inc. (the “Company”) regarding revenues, quarterly provisions for loan losses, income from the origination and sale of loans, net interest margin, revenues, expenses, loan growth and non-performing assets. This presentation may also contain other forward looking statements, including statements about the Company’s plans, strategies and prospects. All forward-looking statements involve known and unknown risks, uncertainties and assumptions that are difficult to predict. Therefore, the Company’s actual results, performance or achievements may differ materially from those expressed in or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Factors that may cause actual results to differ materially from current expectations are described in the section entitled “Risk Factors” in the Forms 10-K and 10-Q most recently filed by the Company with the SEC.

The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statement contained in this presentation. Other unknown or unpredictable factors also could affect the Company’s results.

All forward-looking statements contained in this presentation are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

I First Interstate BancSystem

Montana Bank Tour Page 2

AGENDA

8:30 – 8:50 Mr. Lyle Knight, Chief Executive Officer City Tour from the 18th floor

8:50 – 9:10 Travel to the Operations Center

9:10 – 9:15 Ms. Marcy Mutch, IRO Welcome

9:15 – 9:20 Mr. Lyle Knight, Chief Executive Officer Overview

9:20 – 9:40 Mr. Jim Scott, Vice Chairman of the Board Scott Family views on Ownership and Governance

9:40 – 9:55 Ms. Patricia Smith Wealth Management

9:55 – 10:15 Mr. Bob Cerkovnik, Chief Credit Officer Credit Culture

10:15 – 10:30 Break

10:30 – 10:45 Mr. Ed Garding, Chief Operating Officer Montana Markets

10:45 – 11:00 Mr. Mike Huston, Regional President Wyoming Markets

11:00 – 11:15 Mr. John E Johnson, Regional President South Dakota Markets

11:15 – 11:40 Mr. Kevin Guenthner, CIO Operations and Technology

11:45 – 1:15 Lunch at the Operations Center The Yellowstone Room

1:15 – 1:30 Ms. Maria Valandra Community Development

1:30 – 1:50 Mr. Terry Moore, Chief Financial Officer Financial Update

1:50 – 2:00 Mr. Lyle Knight Wrap-up

I First Interstate BancSystem

Mr. Lyle Knight

Chief Executive Officer

I First Interstate BancSystem

Montana Bank Tour

I First Interstate Bank

Our Territory

I First Interstate BancSystem

First Interstate BancSystem Overview

Founded in 1968 in Sheridan, WY; Headquartered in Billings, Montana

Company History

Initial Public offering March 2010

70% organic growth complemented by 7 strategic acquisitions

over last 20 years

Control market share within the communities we serve

Operating Strategies

Attract deposits and lend money within our footprint

Maintain a solid, diversified economic base

Community leadership and involvement

71 banking offices in 42 communities

Company Profile

23 consecutive years of net earnings

Over 16 years consecutive quarterly dividends

I First Interstate BancSystem

Montana Bank Tour

Leading Market Share in Footprint

$ in Millions Market

MSAs*/City Deposits Share

Billings, MT* $1,039 29%

Missoula, MT* 564 30%

Casper, WY* 507 32%

MT Rapid City, SD* 455 24%

Sheridan, WY 327 48%

Gillette, WY 272 27%

Jackson, WY-ID 259 22%

SD Laramie, WY 252 53%

Bozeman, MT 249 17%

WY Great Falls, MT* 241 21%

Kalispell, MT 205 20%

Riverton, WY 156 44%

Cheyenne, WY 143 12%

Spearfish, SD 108 33%

Helena, MT* 59 5%

Ranked #1 by market share in Montana, #2 in Wyoming and either #1 or #2 in each of the counties we serve in western South Dakota

Data Per SNL Financial June 2010

I First Interstate BancSystem

What You’ll Hear About Today….

Credit Culture

Current Performance

Expectations

Geographic and Economic Diversity

Montana Markets

Wyoming Markets

South Dakota Markets

Vision for the Future

Scott Family Overview

Impact of Current Events

Financial Update

I First Interstate BancSystem

Montana Bank Tour

Mr. Jim Scott

Vice Chairman of the Board

I First Interstate BancSystem

Family History

I First Interstate BancSystem

Montana Bank Tour

Family History

I First Interstate BancSystem

Family History

I First Interstate BancSystem

Montana Bank Tour

Scott Family Ownership and Governance

Family’s Perspective

Committed to Company performance over the long-term

Committed to best interests of all shareholders

Parallel planning process to align Company and family interests

No strategic plan to reduce family ownership

Scott Family Shareholder Agreement

56% of total outstanding stock owned by approximately 100 individuals/entities

I First Interstate BancSystem

Scott Family Ownership and Governance

Strategic Planning

Strategic planning takes place on an annual basis in order to consider market conditions, growth opportunities and capital needs of the Company.

Long-term focus is on the profitable growth of the Franchise

Intent is to remain independent for the foreseeable future

I First Interstate BancSystem

Montana Bank Tour

Scott Family Ownership and Governance

Succession Planning

Lyle Knight retirement - April 1, 2012

Strong, internal candidates

Successor to be announced this Fall

General overview of Succession Planning

Training and mentoring of future Company leaders

Succession planning process in place for the top 4 levels of management

Linked to Strategic Planning

I First Interstate BancSystem

Scott Family Ownership and Governance

Board of Directors

Current composition of the Board

6 Scott Family Members

10 Non-Scott Family Members

Qualification of candidates

Role of the Board

I First Interstate BancSystem

Montana Bank Tour

Ms. Patricia Smith

President, Wealth Management

I First Interstate BancSystem

Our Vision

To be the Premier Wealth Management Group serving the high value clients of our Bank and our communities with an unrelenting focus on relationships and clients.

I First Interstate BancSystem

Montana Bank Tour

The Wealth Management Team

96 employees

5 departments

Montana Region

Wyoming/South Dakota Region

Asset Management

Retirement Plans

Trust Operations

17 locations

Montana Wyoming/South Dakota

Billings Casper

Bozeman Cheyenne

Great Falls Gillette

Kalispell Jackson

Livingston Laramie

Miles City Riverton

Missoula Rapid City

Polson Spearfish

Sturgis

I First Interstate BancSystem

Assets Under Management - $3.4 Billion

($ in Thousands)

Retirement Plans 405,472 12%

Discretionary 1,516,103 45%

Brokerage 690,323 20%

Non-Discretionary 761,174 23%

I First Interstate BancSystem

Montana Bank Tour

Areas of Focus

IV. I.

Wealth Legacy Create & Build Wealth

Protection of Wealth – Choice of Consolidation of Assets

Executor/Trustee

Plan for the Unexpected – Insurance

Transfer of Wealth – Distribution

Plan for Spouse/Descendant’s at Home Ownership – Liabilities

Death

Start Saving for Retirement – IRA/401K

Creating a Legacy – Charitable

Inclinations at Death

Tax Concerns – Gifting During Life Growth in Income – Stock Options

Philanthropy – Charitable Gifting Ensuring Exit Strategy from Company –

During Life Business Succession Plan

Preservation of Wealth – Titling Potential Health Concerns - Durable

of Assets Power of Attorney

III. II.

Utilize Wealth in Life Protect & Preserve Wealth

I First Interstate BancSystem

Wealth Management Process

Preliminary Meeting

Establish objectives Gather information

Establish goals

Review

Monitor performance Review goals and life changes Review overall plan regularly

Design Solutions

Set team strategy

Create alternatives to meet objectives and goals

Implement Recommended Solution

Execute solution

Monitor completion of solution

Recommendation Meeting

Deliver solutions by team

Determine best fit and solution date

I First Interstate BancSystem

Montana Bank Tour

Synergies at First Interstate Bank

Insurance/

Investment Minerals

Specialist Management

Commercial

Lender

Commercial Cash

Real Estate

Trust & Management

Estate

Specialist

Retirement

Client Plan

Specialist

Mortgage Wealth

Specialist Advisor Banker

Credit

Cards

Portfolio

Manager Personal/

Private Website Tax

Banking Development Specialist

Philanthropic

Specialist

I First Interstate BancSystem

Mr. Bob Cerkovnik

Chief Credit Officer

I First Interstate BancSystem

Montana Bank Tour

Credit Culture

CREDIT OVERVIEW

Credit Culture Emphasis Disciplined Approach

Local market knowledge $10 Million House Limit

Approximate $90 million

Strong customer relationships legal lending limit

Relationship-based

Loan underwriting – $400K - 22 exceptions (Largest relationship

$1.5 million loan limit at $26 Million)

branch level Underwriting

Cash flow based lender

Conservative LTV guidelines

Long term perspective Land A&D - 65% - 75%

In-house Credit Review function

Branch-level accountability On-site, rotating review

65% minimum coverage of loan

portfolio

I First Interstate BancSystem

Credit Philosophy

Strong Reserve for Loan Losses

June 30, 2011 Loan Loss Reserve to Gross Loans was 2.91%.

Specific reserves are assigned doubtful loans

Pro-Active Identification of Problem and Non-Accrual Loans

Workout strategies

Focus is on what is in the best interest of the Company

Special Assets Committee (SAC) Meetings

Quarterly problem loan status reports required for all criticized relationships over $100K

Documented goals and steps to achieving workout goals

Collateral values are evaluated with consideration for current appraisals and market conditions for all similar assets

Aggressively Manage Classified Loans

Orderly resolution or liquidation

Effective Approach to Loss Mitigation

I First Interstate BancSystem

Montana Bank Tour

Diversified Loan Mix

(As of 6/30/11)

Change

Agricultural From

3.1% $ in Millions 6/30/2011 6/30/2010

Commercial

16.9% Real Estate:

Commercial RE Commercial $1,556 ($39)

36.4% Construction 453 ($128)

Residential 579 $38

Consumer Agriculture 178 ($16)

14.6%

Held for Sale 28 ($20)

RE Held for Sale Consumer 626 ($55)

0.7% Commercial 724 ($53)

Agriculture RE

4.2% Construction RE Agriculture 134 ($8)

Residential RE 10.6% Other Loans 3 NM

13.5%

Total Loans $4,281 ($281)

I First Interstate BancSystem

Commercial Real Estate Loans

(As of 6/30/11)

Commercial Real Estate Non-Performing Commercial RE

Secured by $86 million

Residence

14% CRE NPL / Total CRE: 5.53%

60% Owner Occupied

Owner Occupied

56%

Non-Owner

Occupied

30%

Loan Balance: $1.6 billion

I First Interstate BancSystem

Montana Bank Tour

Construction Loans

(As of 6/30/11)

Construction Non-Performing Construction

Residential $110 million

14%

Const. NPL / Total Const. Loans: 24%

Land Acquisition & Development: 62%

Commercial

Land Acquisition 17%

& Development

69%

Loan Balance: $453 million

I First Interstate BancSystem

Geographic Concentration of NPL’s & OREO

Three Challenged Markets impacted by Out-of-State Influences

Resort and second home communities - Flathead, Gallatin Valley and Jackson

June 30, 2011 – Challenged Markets composed 19% of Total Loan Portfolio

43% of NPL’s

71% of OREO

Total NPL’s Total OREO

($ in millions) ($ in millions)

$300 $50

$250 $40

$200

$30

$150

$20

$100

$50 $10

$0 $0

Q2’10 Q3’10 Q4’10 Q1’11 Q2’11 Q2’10 Q3’10 Q4’10 Q1’11 Q2’11

Total NPL’s NPL’s - Jackson, Flathead & Gallatin Total OREO OREO - Jackson, Flathead & Gallatin

I First Interstate BancSystem

Montana Bank Tour

Non-Performing Asset Expectations

Credit Costs peaking Mid-2011

Evidence supporting expectation

Diligent in identifying potential problems early on

Quarterly review of special mention loans over $500K and potential problem loans by Credit Administration

Deterioration rate of property values in stressed markets, based on new appraisals, is slowing

Stable unemployment levels

Continual review of loan portfolio for other evidences of weakening

Steady decline in Special Mention assets

I First Interstate BancSystem

Credit Quality Trends

Allowance Non-

Special for Loan Performing

$ in Thousands Mention Substandard Doubtful Total Losses Loans

Q1 2010 312,441 311,866 64,113 688,420 106,349 133,042

Q2 2010 319,130 337,758 92,249 749,137 114,328 158,113

Q3 2010 340,075 340,973 116,003 797,051 120,236 202,008

Q4 2010 305,925 303,653 133,353 742,931 120,480 210,684

Q1 2011 293,899 299,072 135,862 728,833 124,446 249,878

Q2 2011 268,450 309,029 149,964 727,443 124,579 263,467

Stressed

Markets 87,091 84,370 81,377 252,838 113,988

I First Interstate BancSystem

Montana Bank Tour

Mr. Ed Garding

Chief Operating Officer

I First Interstate BancSystem

The First Interstate Bank Model

28 Market Presidents

& Local Operating Teams

Relationship Banking Local Accountability

Local market knowledge – “The best Monthly reporting focused on financial decisions are made closest to performance and asset quality

the customer” Fully-loaded financial statements

Local decisions within Company at branch level

guidelines Financial metrics measured at

Loan Underwriting – $400 K - $1.5 mill. branch level

loan limit at branch level Incentive compensation tied to

Market-driven pricing & tailored performance

products Earnings levels fill bonus pool

Local advertising and promotions Financial and Non-financial metrics

Local community involvement determine pay-out

Leadership Accountability for Credit Resolution

Financial Regular meetings to share information

and best practices

I First Interstate BancSystem

Montana Bank Tour

Geographic Diversity in MT

I First Interstate BancSystem

Attractive Growing Footprint

Montana – 49% of total deposits

Projected population growth: 4.71% vs national average of 3.85% 1

Unemployment rate: 7.5%2 vs national average of 9.2% 2

Most communities served are trade centers along interstate highways

1. Population growth is the projected weighted average population growth for 2010 through 2015, per SNL Financial as of August 23, 2010.

2. Preliminary unemployment rates per the Bureau of Labor statistics July 22, 2011

I First Interstate BancSystem

Montana Bank Tour

Significant Industries

Tourism

Major National Parks

Glacier

National

Park

Summer/Winter Opportunities

Hunting and fishing

Skiing

Snowmobiling

Hiking

Whitewater Rafting

Sightseeing

Yellowstone

National Park

I First Interstate BancSystem

Significant Industries

Agriculture

Livestock

Crops

Barley

Wheat

Sugar Beets

I First Interstate BancSystem

Montana Bank Tour

Significant Industries

Energy

Coal

Ranked #1 in Demonstrated

Coal Reserves

Wind

Tied with Kansas for #2 in

Wind Potential

Fastest national growth rate

for wind energy

Oil

Indirect beneficiary of the

Bakken oil play

I First Interstate BancSystem

Montana Housing

Pricing declines not as severe

United States -14.8%

Mountain States -25.2%

Montana -8.2%

2010 Sales Volume for New and Existing Homes

Modest sales volume declines in Great Falls, Billings and Missoula

Sales volume stable or small gains elsewhere

Notable 16% increase in Flathead County

2010 Median Price

Flathead County - median price of less than $200,000.

Yellowstone County – saw increase 2.2% in median price

Silver lining in recession…Greater home affordability

Measured by % of monthly payment on a median priced home that median earning household can absorb without exceeding 30% of income

Improved in 7 of Montana’s 8 largest housing market areas

I First Interstate BancSystem

Montana Bank Tour

Montana Markets

Billings

Economic Drivers: Oil, Coal, Healthcare, Agriculture, Retail trade, Federal

Government

Mildly impacted by recession

Indirectly impacted by the Oil Business

Estimated 3% annual growth in non-farm income projected 2010-2014

Gallatin

Economic Drivers: University, High-Tech Industries, Tourism

Estimated 3.4% annual growth in non-farm income projected 2010-2014

Great Falls

Economic Drivers: Malstrom Air force Base, Healthcare, Federal Civilian workers

MT Economy least impacted by the recession.

Estimated 2.3% annual growth in non-farm income projected 2010-2014

I First Interstate BancSystem

Montana Markets

Flathead

Economic Drivers: Wood Products, Tourism, Federal Government

Vacation and second home communities

Hardest hit urban area in MT during the recession

Developing as regional trade and service center

Estimated 2.4% annual growth in non-farm income projected 2010-2014

Missoula

Economic Drivers: University, Federal and State Government,

Healthcare, Transportation, Dominant Trade and Service Center in

Western MT

3 Straight years of economic declines due to permanent closures and shutdowns; growth expected in 2011

Estimated 2.1% annual growth in non-farm income projected 2010-2014

I First Interstate BancSystem

Montana Bank Tour

Montana State Government

Balanced budget

No deficit spending $$$

Ranked #6 Business Tax Climate1

Short term unemployment – 11.2 weeks (only

SD and ND are shorter)

1. The Tax Foundation

I First Interstate Bancsystem

Mr. Mike Huston

Regional President

I First Interstate Bancsystem

Montana Bank Tour

Geography of Wyoming

I First Interstate BancSystem

Attractive Growing Footprint

Wyoming – 38% of total deposits

Projected population growth: 6.27% vs national average of

3.85% (1)

Unemployment rate: 5.9% vs national average of 9.2% (2)

Personal income up 5.9% Q1 2011 compared to Q1 2010 vs

national average of 4.7%

#2 in the United States - 11.4% appreciation in home prices

over the last 5 years, although small declines in 2009 and 2010

1. Population growth is the projected weighted average population growth for 2010 through 2015, per SNL Financial as of August 23, 2010.

2. Preliminary unemployment rates per the Bureau of Labor statistics July 22, 2011

I First Interstate BancSystem

Montana Bank Tour

Significant Industries

Energy

60% of Tax Revenue

32% of GDP

8% of Employment

Tourism

2nd Largest Industry

Government (State, Federal, Local)

13% of GDP

19% of Employment

Healthcare

4% of GDP

7% of Employment

I First Interstate BancSystem

Energy

Oil

Natural Gas

Coal

Uranium

Wind & Alternatives

Energy Initiative

I First Interstate BancSystem

Montana Bank Tour

Wyoming State Government

Revenue Surplus

$150 Million in 2011

School Capital Construction

$964 Million from 2007-2012

$416 Million requested for 2013/2014

Permanent Mineral Trust Fund = $5.5 Billion

“Rainy Day” Fund > $1 Billion

I First Interstate BancSystem

Casper/Gillette

Economic Drivers: Energy development and service, agriculture.

Unemployment 5.9% as of June 30, 2011

Casper Market Share - 29%

Gillette Market Share - 27%

I First Interstate BancSystem

Montana Bank Tour

Sheridan/Buffalo

Economic Drivers: Tourism, agriculture

Unemployment 6.2% as of June 30, 2011

Sheridan Market Share - 48%

Buffalo Market Share - 23%

I First Interstate BancSystem

Laramie/Cheyenne

Economic Drivers: Government, University

Unemployment 6.6% as of June 30, 2011

Cheyenne Market Share - 12%

Laramie Market Share - 53%

I First Interstate BancSystem

Montana Bank Tour

Riverton/Lander

Economic Drivers: Agriculture and energy

Unemployment 6.7% as of June 30, 2011

Riverton Market Share - 44%

Lander Market Share - 34%

De novo in 2001

I First Interstate BancSystem

Jackson

Economic Drivers: Tourism

Residential Real Estate

67% of all sales this year were under $1 million

Residential real estate unit sales up 24%, dollar volume up 10%

Inventory 6.5% vs 9.7% nationally

Unemployment 5.2% as of June 30, 2011

Jackson Market Share - 22%

De novo in 2001

I First Interstate BancSystem

Montana Bank Tour

Mr. John E. Johnson

Regional President

I First Interstate BancSystem

Geographic Proximity

Belle Fourche

Spearfish

Sturgis

Deadwood

Piedmont Valley

New Underwood

Lead

Wall

Hill City

Rapid City

Custer

Hot Springs

Edgemont

SOUTH DAKOTA

I First Interstate BancSystem

Montana Bank Tour

Attractive Growing Footprint

South Dakota – 13% of total deposits

Projected population growth: 4.95% vs national average of 3.85%(1)

Unemployment rate: 4.8% vs national average of 9.2%(2)

Median Home Value $164,900

1. Population growth is the projected weighted average population growth for 2010 through 2015, per SNL Financial as of August 23, 2010.

2. Preliminary unemployment rates per the Bureau of Labor statistics July 22, 2011

I First Interstate BancSystem

Significant Industries

Tourism

Black Hills

Mount Rushmore

Crazy Horse

Custer State Park

Terry Peak/Deer Mountain

Deadwood Gaming

Badlands

Badlands

National Park

Wall Drug

Sturgis Rally

I First Interstate BancSystem

Montana Bank Tour

Significant Industries

Agriculture

Livestock

Small Grain

Healthcare

Rapid City Regional Healthcare

Rapid City

Spearfish

Deadwood

Sturgis

Custer

Veterans Administration Black Hills Healthcare

Fort Meade (Sturgis)

Hot Springs

Rapid City

I First Interstate BancSystem

Significant Industries

Military

Ellsworth Air Force Base

28th Bomb Wing – B1B Lancer

Military Financial Assistance

Unmanned Aircraft/Drones

Other Industries

Mining

Lumber

Homestake/National Science Foundation Laboratory

I First Interstate BancSystem

Montana Bank Tour

South Dakota State Government

Balanced Budget

No Deficit Spending

Ranked #1 Business Tax Climate

Ranked #1 Environment for Entrepreneurs

Ranked #3 Most Productive Work Force

(1) The Tax Foundation

(2) Small Business council & Entrepreneurship Council

(3) CNBC

I First Interstate BancSystem

Western South Dakota Market Share

3%

13%

22%

First Interstate

Black Hills Federal CU

7%

Wells Fargo

8%

Pioneer

20%

9%

Great Western

17%

US Bank

Dacotah Bank

All under $100MM

I First Interstate BancSystem

Montana Bank Tour

South Dakota Growth Strategy

Market Share

Greatest potential

- Rapid City

Product Line

Wealth

Management

Home Loans

Cash Management

Credit Cards

Debit Cards

Community Rank

Rapid City 5

Sturgis 1

Deadwood 1

Spearfish 1

Wall 1

Custer 1

Belle Fourche 2

I First Interstate BancSystem

Mr. Kevin Guenthner

Chief Information Officer

I First Interstate BancSystem

Montana Bank Tour

Technology

Committed focus past and future

i_Tech Subsidiary

Technology Service Bureau

Strategic Decision to Sell December 2008

Implement New IT Organization and Infrastructure

Focus on three R’s (Resiliency, Redundancy and Reliability)

Security is Paramount

Alignment with Bank Strategies

Look at tomorrow

I First Interstate BancSystem

Technology

Technology at First Interstate Bank

Technology Governance

FIBS Board Technology Committee

Strategic Oversight

Capital Expenditures

IT Risk Management Oversight

Leadership Technology Committee

IT Project Oversight

Alignment

Approval

Prioritization

Monitoring

Resource Allocation

Office of the CIO

Ongoing Management

Project Management

IT Planning

Technology Organization

IT Operations

IT Security

Infrastructure

Application and User Support

Operations

Infrastructure Planning

IT Development and Integration

Enterprise Architecture

System Development

Data Management

Web Development

IT Administration

Business Process Management

Business Process Improvement

I First Interstate BancSystem

Montana Bank Tour

IT Spending Allocation

Data Communication 7%

Core Processing 18%

Strategic Systems 28%

Infrastructure 20%

Electronic Delivery 27%

I First Interstate BancSystem

IT Strategic Planning Pyramid

Illustration

Franchise Growth

E-Commerce

Enhance FIB Consumer

Online Banking Channel

1. On-line Personal

Financial Management

2. On-Line Customer

Service Chat

Strategy

Portfolios

Programs

Projects/Investments

I First Interstate BancSystem

Montana Bank Tour

Looking Ahead

Table Stakes

Focus on Security will never subside

Three R’s (Resiliency, Redundancy and Reliability)

Scalability – To handle future growth

Flexibility – Able to take advantage of new opportunities

Challenges and Opportunities

Regulations will demand significant IT resources

Customers demands and expectations will dictate much of our strategic investments

New competitors will require us to continually assess gaps in technology

Innovative technology for increased mobility of customers and employees

I First Interstate BancSystem

Ms. Maria Valandra

Vice President, Community Development

I First Interstate BancSystem

Montana Bank Tour

Community Development

Strategic Vision

Commitment to our communities

Business Environment

Large market share

Dependent on healthy communities

Role of Community Development

Oversee Community Reinvestment Act (CRA) regulation

Collaborate with Non-profits, Tribal Organizations and government agencies

Affordable housing initiatives

Credit and Financial Education Initiatives

Small Business Initiatives

Investment Initiatives

Lending Initiatives

I First Interstate BancSystem

CRA Ratings

Large Bank for CRA purposes

Current “Outstanding” Overall Rating

Lending Test – Outstanding

Service Test – Outstanding

Investment Test - Outstanding

I First Interstate BancSystem

Montana Bank Tour

Indian Country Demographics

Blackfeet

Rocky Boy Fort Belnap Fort Peck

Flathead

Billings

Crow Northern Cheyenne Standing Rock Aberdeen

Montana Cheyenne River Sisseton Wahpeton

Bear Butte Pierre

Bighorn Medicine Wheel Rapid City Lower Brule Flandreau

Mato Tipila Black Hills Crow Creek

Pine Ridge Rosebud Yankton

Wind River SOUTH DAKOTA

WYOMING

I First Interstate BancSystem

Impacts of Community Development

Healthy Communities

Non-profits, Tribal, Underserved

Community Leadership

Employee satisfaction

Customer satisfaction

Business Opportunities

Relationship-oriented

Cross-sell opportunities

Impact to earnings

Reputation

I First Interstate BancSystem

Montana Bank Tour

Mr. Terry Moore

Chief Financial Officer

I First Interstate BancSystem

Second Quarter 2011 Financial Highlights

Net Earnings to Common Shareholders of $9 million, EPS of $0.21

Dividend Yield – 3.3% ($13.64 average quarterly share price)

Net Interest Margin – 3.84% (FTE)

Strong Capital Position

Tier 1 Common Capital 10.56%

Total Risked Based Capital 16.01%

I First Interstate BancSystem

Montana Bank Tour

Diversified Base of Core Deposits

$5.8 Billion in Deposits

(As of 6/30/11)

CDs >100k

13.3%

Demand

Non-Interest

Bearing

19.2%

Time Other

16.8%

Demand

Interest Bearing

21.3%

Savings

29.4%

I First Interstate BancSystem

Low Cost of Funds

1.20%

1.00% 1.11% 1.05%

0.80% 0.94%

0.80%

0.60% 0.73% 0.68%

0.40%

0.20%

0.00%

Q1’10 Q2’10 Q3’10 Q4’10 Q1’11 Q2’11

I First Interstate BancSystem

Montana Bank Tour

Balanced, Low Risk Investment Portfolio

Book Value Est. Duration

$ in Thousands 06/30/11 06/30/11

USG Agencies $1,012,628 1.18

Agency-backed CMOs / MBS 860,373 3.16

Municipals $148,675 5.31

Other Debt Securities 1,053 n/a

Total $2,022,729 2.68

I First Interstate BancSystem

Acquisition Strategy

Strategic Metrics Financial Metrics

Socially Compatible

Geographic Expansion

Competitive Dynamics in the

Target’s Markets

Cost and Revenue Synergies

Strong Core Deposit Base

Low Cost Funding

Well Diversified Loan Portfolio

High-Touch Customer Service

Earnings Accretion

Book Value Accretion

Target IRR

Pro Forma ROAA/ROAE

Pro Forma Capital Ratios

Historical Financial Performance

and Projected Eearnings

I First Interstate BancSystem

Montana Bank Tour

Mr. Lyle Knight, CEO

Wrap-up

I First Interstate BancSystem

2011 Focus

Credit Quality

Credit Costs Peaking Mid-2011

Revenues

Net Interest Margin

Further improvement in Deposit Cost

Dependent on Loan Growth

Non-Interest Income

Cost Structure and Efficiencies

I First Interstate BancSystem

Montana Bank Tour

I First Interstate BancSystem

Leading Market Position

Long Track Record of Profitability

Attractive and Healthy Footprint

Low-Cost Core Deposit Base

Experienced Management Team

Proven Business Model

Strong Capital Position

Growth Opportunities

A PLACE WE CALL home...

Montana Bank Tour